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                                                                   EXHIBIT 10.24

                            ARTISAN COMPONENTS, INC.
                              CONSULTING AGREEMENT

        This Consulting Agreement ("Agreement") is made and entered into as of April 19, 2000 (the "Effective Date") by and between Artisan Components, Inc., a Delaware corporation (the "Company"), and Leon Malmed, an individual with an address at 1736 Zenato Place, Pleasanton, CA 94566 (the "Consultant"). The Company desires to retain Consultant as an independent contractor to perform consulting services for the Company and Consultant is willing to perform such services, on terms set forth more fully below. In consideration of the mutual promises contained herein, the parties agree as follows:

        1. SERVICES; COMPENSATION

                (a) Consultant agrees to perform for the Company the services described in Exhibit 1 (the "Services").

                (b) The Company agrees to pay Consultant the compensation set forth in Exhibit 1 for the performance of the Services.

        2. CONFIDENTIALITY

                (a) "Confidential Information" means any Company proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, product plans, products, services, customers, customer lists, markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances or other business information disclosed by the Company either directly or indirectly in writing, orally or by drawings or inspection of parts or equipment.

                (b) Consultant will not, during or subsequent to the term of this Agreement, use the Company's Confidential Information for any purpose whatsoever other than the performance of the Services on behalf of the Company or disclose the Company's Confidential Information to any third party, and it is understood that said Confidential Information shall remain the sole property of the Company. Confidential Information does not include information which (i) is known to Consultant at the time of disclosure to Consultant by the Company as evidenced by written records of Consultant, (ii) has become publicly known and made generally available through no wrongful act of Consultant, or (iii) has been rightfully received by Consultant from a third party who is authorized to make such disclosure. Without the Company's prior written approval, Consultant will not directly or indirectly disclose to anyone the existence of this Agreement or the fact that Consultant has this arrangement with the Company, except as may be otherwise required by an employment agreement or a pre-existing contractual agreement which has been disclosed on Exhibit 1 hereto. The limitations on disclosure of Confidential Information contained herein shall expire five (5) years after the termination of this Agreement.

                (c) Consultant agrees that Consultant will not, during the term of this Agreement, improperly use or disclose any proprietary information or trade secrets of any former or current employer or other person or entity with which Consultant has an agreement or duty to keep in confidence information acquired by Consultant in confidence, if any,



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and that Consultant will not bring onto the premises of the Company any unpublished document or proprietary information belonging to such employer, person or entity unless consented to in writing by such employer, person or entity. Consultant will indemnify the Company and hold it harmless from and against all claims, liabilities, damages and expenses, including reasonable attorneys fees and costs of suit, arising out of or in connection with any violation of a third party's rights resulting in whole or in part from the Company's use of the work product of Consultant under this Agreement.

                (d) Consultant recognizes that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. Consultant agrees that Consultant owes the Company and such third parties, during the term of this Agreement and thereafter, a duty to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out the Services for the Company consistent with the Company's agreement with such third party.

                (e) Upon the termination of this Agreement, or upon Company's earlier request, Consultant will deliver to the Company all of the Company's property or Confidential Information in tangible form that Consultant may have in Consultant's possession or control.

        3. OWNERSHIP

                (a) Consultant agrees that all material, notes, records, drawings, designs, inventions, improvements, developments, discoveries and trade secrets (collectively, the "Inventions") conceived, made or discovered by Consultant, solely or in collaboration with others, during the period of this Agreement and with respect to providing the Services hereunder or with the use of materials or facilities of the Company, or made by the Company prior to or during the term of this Agreement, which relate in any manner to the business of the Company that Consultant may be directed, on behalf of the Company, to undertake, investigate or experiment with, or which Consultant may become associated with in work, investigation or experimentation in the line of business of Company in performing the Services hereunder (except as otherwise provided below), are the sole property of the Company. In addition, any Inventions which constitute copyrightable subject matter shall be considered "works made for hire" as that term is defined in the United States Copyright Act. Consultant further agrees to assign (or cause to be assigned) and does hereby assign fully to the Company all such Inventions and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. This Agreement does not apply to Inventions which were made prior to the date of performing Services for Company under this Agreement and which are listed on Exhibit 2 attached hereto (if any).

                (b) Consultant agrees to assist Company, or its designee, at the Company's expense, in every proper way to secure the Company's rights in the Inventions and any copyrights, patents, mask work rights or other intellectual property rights relating thereto in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which the Company shall deem necessary in order to apply for and



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obtain such rights and in order to assign and convey to the Company, its successors, assigns and nominees the sole and exclusive rights, title and interest in and to such Inventions, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. Consultant further agrees that Consultant's obligation to execute or cause to be executed, when it is in Consultant's power to do so, any such instrument or papers shall continue after the termination of this Agreement.

                (c) Consultant agrees that if in the course of performing the Services, Consultant incorporates into any Invention developed hereunder any invention, improvement, development, concept, discovery or other proprietary information developed by Consultant prior to performing the Services and owned by Consultant, the Company is hereby granted and shall have a nonexclusive, royalty-free, perpetual, irrevocable, worldwide license to make, have made, modify, use and sell such item as part of or in connection with such Invention.

                (d) Consultant agrees that if the Company is unable because of Consultant's unavailability, dissolution, mental or physical incapacity, or for any other reason, to secure Consultant's signature to apply for or to pursue any application for any United States or foreign patents or mask work or copyright registrations covering the Inventions assigned to the Company above, then Consultant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Consultant's agent and attorney in fact, to act for and in Consultant's behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyright and mask work registrations thereon with the same legal force and effect as if executed by Consultant.

        4. REPORTS

                Consultant agrees that it will from time to time during the term of this Agreement or any extension thereof keep the Company advised as to Consultant's progress in performing the Services hereunder and that Consultant will, as requested by the Company, prepare written reports with respect thereto. It is understood that the time required in the preparation of such written reports shall be considered time devoted to the performance of Consultant's Services.

        5. CONFLICTING OBLIGATIONS

                (a) Consultant certifies that Consultant has no outstanding agreement or obligation that is in conflict with any of the provisions of this Agreement, or that would preclude Consultant from complying with the provisions hereof, and further certifies that Consultant will not enter into any such conflicting agreement during the term of this Agreement except as may be otherwise required by an employment agreement or a pre-existing contractual agreement which has been disclosed on Exhibit 1 hereto.

                (b) In view of Consultant's access to the Company's trade secrets and proprietary know-how, Consultant further agrees that Consultant will not, without Company's prior written consent, perform similar Services those developed under this Agreement for any third party during the term of this Agreement and for a period of six (6) months after the termination of this Agreement.

                (c) Except as specifically authorized by the Company, Consultant shall



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not for a period of two (2) years after the termination of this Agreement:

                        (i) request or advise any supplier, customer or other person, firm, partnership, association, corporation or business organization, entity or enterprise having business dealings with the Company or any subsidiary or affiliate of the Company to withdraw, curtail or cancel such business dealings; or

                        (ii) induce or attempt to influence any employee or consultant of the Company or any subsidiary or affiliate of the Company to terminate his or her employment or consulting relationship with the Company or such subsidiary or affiliate.

        6. TERM AND TERMINATION

                (a) This Agreement will commence on the Effective Date and will continue for a period of one (1) year, at which time this Agreement will then automatically renew for subsequent one (1) year terms unless and until this Agreement is terminated as provided below.

                (b) The Company may terminate this Agreement at any time after the Effective Date for any reason or no reason, with or without cause.

                (c) The Consultant may terminate this Agreement at any time after the Effective Date upon giving two weeks prior written notice thereof to the Company. Any such notice shall be addressed to the Company at the address shown above or such other address as the Company may notify the Consultant and shall be deemed given upon delivery if personally delivered, or forty-eight (48) hours after deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested.

                (d) This Agreement shall terminate immediately if Consultant is no longer a member of the Board of Directors of Company.

                (e) Upon such termination all rights and duties of the parties toward each other shall cease except:

                        (i) that the Company shall be obliged to pay, within thirty (30) days of the effective date of termination, all amounts owing to Consultant for unpaid Services and related expenses, if any, in accordance with the provisions of Section 1 (Services and Compensation) hereof; and

                        (ii) Sections 2 (Confidentiality), 3 (Ownership) and 8 (Independent Contractor) shall survive termination of this Agreement.

        7. INDEPENDENT CONTRACTOR

                Consultant's relationship with Company is at all times that of an independent contractor. Nothing in this Agreement shall in any way be construed to constitute Consultant as an agent, employee or representative of the Company, and Consultant shall have no authority to bind Company to agreements, but Consultant shall perform the Services hereunder as an independent contractor. To the extent applicable, if any, Consultant agrees to furnish (or reimburse the Company for) all tools and materials necessary to accomplish this contract, and shall incur all expenses associated with performance, except as expressly provided on Exhibit 1 of this Agreement. Consultant acknowledges and agrees that Consultant is obligated to report as income all compensation received by Consultant pursuant to this



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Agreement, and Consultant agrees to and acknowledges the obligation to pay all self-employment and other taxes thereon. Consultant further agrees to indemnify the Company and hold it harmless to the extent of any obligation imposed on Company (i) to pay in withholding taxes or similar items or (ii) resulting from Consultant's being determined not to be an independent contractor.

        8. ARBITRATION AND EQUITABLE RELIEF

                (a) Except as provided in Section 9(b) below, the Company and Consultant agree that any dispute or controversy arising out of or relating to any interpretation, construction, performance or breach of this Agreement, shall be settled by arbitration to be held in Santa Clara County, California, in accordance with the rules then in effect of the American Arbitration Association. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court of competent jurisdiction. The Company and Consultant shall each pay one-half of the costs and expenses of such arbitration, and each shall separately pay its respective counsel fees and expenses.

                (b) Consultant agrees that it would be impossible or inadequate to measure and calculate the Company's damages from any breach of the covenants set forth in Sections 2 or 3 herein. Accordingly, Consultant agrees that if Consultant breaches Sections 2 or 3, the Company will have available, in addition to any other right or remedy available, the right to obtain from any court of competent jurisdiction an injunction restraining such breach or threatened breach and specific performance of any such provision. Consultant further agrees that no bond or other security shall be required in obtaining such equitable relief and Consultant hereby consents to the issuances of such injunction and to the ordering of such specific performance.

        9. GENERAL

                (a) ASSIGNMENT. Neither this Agreement nor any right hereunder or interest herein may be assigned or transferred by Consultant without the express written consent of the Company.

                (b) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to contracts entered into in California by California residents to be performed entirely within the State of California.

                (c) SEVERABILITY. If any provision of this Agreement is held to be ineffective, unenforceable or illegal for any reason, such decision shall not affect the validity or unenforceability of any or all of the remaining portions thereof.

                (d) WAIVER. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

                (e) ENTIRE AGREEMENT. This Agreement is the entire agreement of the parties with respect to the subject matter and supersedes any prior agreements between them with respect to the subject matter hereof. No amendment or modification of this Agreement shall be valid or binding upon the parties unless in writing and signed by duly authorized representatives of each party.



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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

CONSULTANT                                  ARTISAN COMPONENTS, INC.

By: /s/ LEON MALMED                         By: /s/ MARK TEMPLETON
   --------------------------------            ---------------------------------

Title:                                      Title:
      -----------------------------               ------------------------------

Date:   7/21/00                             Date:
     ------------------------------              -------------------------------



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                                    EXHIBIT 1

                            SERVICES AND COMPENSATION


1.      Contact.      Consultant's principal Company contact:

                      Name:  Mark Templeton

                      Title:  President and CEO

2.      Services.     Consultant will render to the Company the following
                      Services:

                Consulting and advising for marketing, sales, strategic planning, acquisitions and other business areas as requested by Company.

3.      Compensation.

        (a) The Company shall pay Consultant $10,000(US) per year, payable in four (4) equal quarterly installments. Payment for each quarter is payable following the completion of each quarter at the commencement of each quarter (i.e., July 1, October 1, January 1, April 1). The initial payment will be made on a pro-rata basis.

        (b) The Company shall reimburse Consultant for all reasonable travel expenses incurred by Consultant in performing Services pursuant to this Agreement, provided Consultant receives prior written consent from an authorized agent of the Company prior to incurring such expenses, and otherwise pursuant to Company's standard practices for reimbursing travel expenses.

        (c) Consultant shall submit all statements for services and expenses in a form prescribed by the Company and such statement shall be approved by the contact person listed above or by his or her supervisor.



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                                    EXHIBIT 2

                            LIST OF PRIOR INVENTIONS
                        AND ORIGINAL WORKS OF AUTHORSHIP


                                                           Identifying Number
Title                             Date                    or Brief Description
-----                             ----                    --------------------
Detection of Minute Leaks         1978

Compact Flash Card Readers        1999



____ No inventions or improvements
____ Additional Sheets Attached


Signature of Consultant: /s/ LEON MALMED
                        --------------------------------
Print Name and title,
if applicable, of Consultant:
                             ---------------------------
Date:   7/21/00
     ---------------------------



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